Revenue, Contract Assets, Contract Liabilities and Remaining Performance Obligations Disaggregation of Revenue - Schedule of Changes in Contract Assets (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Change in Contract with Customer, Asset [Abstract]
Balance at the beginning of the year	$ 853	$ 493
Contract assets recorded during the year	2,529	1,577
Reclassified to Accounts receivable	(1,298)	(1,217)
Balance at the end of the year	$ 2,084	$ 853